SECURITIES AND EXCHANGE COMMISSION

                        WASHINGTON, D.C.

                           FORM 8-K/A

                        Amendment No. 2
                               to
                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934


                        December 30, 1997
        Date of Report (date of earliest event reported)


                          BOATRACS, INC.
     (Exact Name of Registrant as Specified in its Charter)


       California          0-11038                33-0644381
     (State or Other      (Commission        (IRS Employer Iden-
     Jurisdiction of      File Number)       tification Number)
     Incorporation)

                6440 Lusk Boulevard, Suite D201
                 San Diego, California  92121
            (Address of Principal Executive Offices
                      Including Zip Code)

                        (619) 587-1981
                (Registrant's Telephone Number,
                      Including Area Code)


           (Former Name or Former Address if Changed
                       Since Last Report)

The undersigned Registrant hereby amends its Current Report on Form 8-K by the addition of financial statements and exhibits as follows:

Item 7.   Financial Statements and Exhibits.

          (a)  Financial Statements of Business Acquired.


(DELOITTE & TOUCHE LLP LETTERHEAD)


INDEPENDENT AUDITORS' REPORT


To the Board of Directors and
  Stockholders of MED Associates, Inc.:

We have audited the accompanying balance sheet of MED Associates, Inc. (the "Company") as of October 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the ten month period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company at October 31, 1997, and the results of its operations and cash flows for the ten month period ended October 31, 1997 in conformity with generally accepted accounting principles.


/S/ DELOITTE & TOUCHE LLP
    San Diego, CA

February 22, 1998

MED ASSOCIATES, INC.

BALANCE SHEET
OCTOBER 31, 1997


ASSETS

CURRENT ASSETS:
  Cash                                                    $   5,958
  Accounts receivable - net                                 184,211
                                                            _______
        Total current assets                                190,169

PROPERTY, net of depreciation                                54,522
                                                            _______
TOTAL                                                     $ 244,691
                                                            =======

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable and accrued expenses                  $ 138,802
  Capital lease payable                                      4,442
                                                           _______
           Total current liabilities                       143,244
                                                           _______
           Total liabilities                               143,244
                                                           _______

STOCKHOLDERS' EQUITY:
  Common stock, no par value; 5,000 authorized; 5,000
shares issued and outstanding                                5,000
  Retained earnings                                         96,447
                                                           _______
           Total stockholders' equity                      101,447
                                                           _______
TOTAL                                                    $ 244,691
                                                           =======

See notes to financial statements.

MED ASSOCIATES, INC.

STATEMENT OF OPERATIONS
TEN MONTH PERIOD ENDED OCTOBER 31, 1997

REVENUES:

  Contract revenues                                       $ 713,893
  Reimbursement revenues                                    163,416
                                                            _______
           Total revenues
                                                            877,309
                                                            _______
COSTS AND EXPENSES:

  Contractor services                                       537,549
  Payroll expenses                                          144,496
  Computer hardware and software                             49,125
  Occupancy, office and administrative expenses              34,984
  Depreciation                                                9,051
  Travel                                                      8,429
  Supplies                                                    8,157
  Advertising and selling expenses                            4,022
  Other                                                       2,556

          Total costs and expenses                         798,369
                                                            _______

NET INCOME FROM OPERATIONS                                $  78,940
                                                            =======

See notes to financial statements.

MED ASSOCIATES, INC.

STATEMENT OF STOCKHOLDERS' EQUITY
TEN MONTH PERIOD ENDED OCTOBER 31, 1997


                                                    Retained
                                    Shares  Amount  Earnings   Total

BALANCE, JANUARY 1, 1997             5,000  $5,000  $95,551   $100,551


  Net income from operations                         78,940     78,940

  Dividends paid                                    (78,044)   (78,044)
                                     _____   _____   ______     ______

BALANCE, OCTOBER 31, 1997            5,000  $5,000  $96,447   $101,447


See notes to financial statements.

MED ASSOCIATES, INC.

STATEMENT OF CASH FLOWS
TEN MONTH PERIOD ENDED OCTOBER 31, 1997


CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income                                              $ 78,940
  Adjustments to reconcile net income to net cash
   provided by operating activities:
    Depreciation                                             9,051
    Provision for losses on accounts receivable              1,037
    Change in assets and liabilities:
      Increase in accounts receivable                     (126,636)
      Increase in accounts payable                         111,782
                                                            _______
           Net cash provided by operating activities        74,174

CASH FLOWS FROM INVESTING ACTIVITIES:
  Capital expenditures                                     (34,220)
                                                           _______
           Cash used in investing activities               (34,220)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Dividends paid                                           (78,044)
                                                           _______
           Cash used in financing activities               (78,044)

NET DECREASE IN CASH                                        38,090
                                                           _______
CASH AT JANUARY 1, 1997                                     44,048
                                                           _______
CASH AT OCTOBER 31, 1997                                $    5,958
                                                           =======

See notes to financial statements.

MED ASSOCIATES, INC.


NOTES TO FINANCIAL STATEMENTS
TEN MONTH PERIOD ENDED OCTOBER 31, 1997




1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Nature of Operations - MED Associates, Inc. (the "Company") was incorporated as an S-Corp. in the State of Mississippi on April 5, 1996. The Company designs, builds, installs and services onboard information systems to the marine industry. The Company's methods and proprietary development tools enable the Company to use off-the-shelf databases to custom design computer software applications for use in communications through satellites to and from onboard marine-based computer systems.

   Sale of Assets to Boatracs, Inc. - On November 1, 1997, the Company sold all of its physical assets along with certain accounts receivable and current liabilities totalling $75,000 to Boatracs, Inc. of San Diego, California. The assets were sold for an amount in excess of their net book value. Boatracs, Inc. is a customer of the Company who provides messaging and data services to the marine industry. The sale was made for $500,000 cash, and restricted common stock of Boatracs, Inc. valued at $420,000 at date of purchase. The stock is subject to a repurchase option which expires November 1, 2000.

   Property - Property is stated at cost and consists primarily of computer equipment. Depreciation is provided under a straight-line over the estimated useful lives of the assets
   (generally 3-5 years).

   Revenue Recognition - Revenue from the design and installation of systems is recognized at the time the system is installed and accepted by the customer. Reimbursed revenues represent computer parts purchased and resold to customers at no markup, and are recognized at the time of shipment or installation.

   Significant Customers - Major customers individually accounted for approximately 50%, 13% and 13% of sales for the ten month period. Accounts receivable from these customers aggregated $170,207 at October 31, 1997. The Company has not historically experienced losses on its accounts receivable.

   Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. BALANCE SHEET DETAILS

     Accounts receivable                   $185,248
     Less allowance for doubtful accounts     1,037
                                            _______

                                           $184,211
                                           ========

     Property- at cost:                    $ 67,352
      Computers and equipment                12,830
                                             ______
                                            $54,522
                                            =======


   Depreciation expense was $9,051 for the ten month period ended October 31, 1997.


     Retained earnings                     $174,491
     Less dividends paid to stockholders     78,044
                                             ______

                                            $96,447
                                            =======


3. LEASES

   Facility Leases - The Company leases its facility under a non-cancelable operating lease which expires December 31, 1997.
   Rent expense was approximately $6,000 for the ten month period ended October 31, 1997.

   Capital Lease - Included in property at October 31, 1997 is computer equipment acquired under a capital lease totalling
   $8,550. The lease expires May 20, 1998, at which time title to the computer equipment transfers to the Company.

4. INCOME TAXES

   The Company has elected S corporation status for Federal income tax purposes. As such, taxable income or loss through October 31, 1997 was attributed to the two stockholders of the Company.



                           * * * * * *

          (b)  Pro Forma Financial Information.

                See Form 10-KSB to be filed with the Securities and Exchange Commission on March 31, 1998

          (c)  Exhibits.

          2.2 First Amendment to Asset Purchase Agreement dated as of November 1, 1997 by and among Boatracs, Inc., MED
          Associates, Inc., Charles J. Drobny, Jr. and Pamela  M.
          Drobny.

          2.3 Employment Agreement between Boatracs, Inc. and Charles Drobny effective November 1, 1997, and Option Agreement.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 30, 1998            Boatracs, Inc.



                                  By:  /s/ Jon Gilbert
                                           Jon Gilbert
                                           President and Chief
                                           Executive Officer